SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2000


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                                                94-2900635
(State or Other Jurisdiction of                                (IRS Employer
      Incorporation)                                         Identification No.)

                                     0-27122
                            (Commission File Number)


          150 Rose Orchard Way                                       95134
          San Jose, California                                    (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (408) 432-0888

                                      None

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

         This report consists of a press release by the Registrant relating to the execution of a definitive acquisition agreement on April 28, 2000 with Pensar Tucson, Inc., an Arizona corporation ("Pensar Tucson"), and the shareholders of Pensar Tucson, and the consummation of the acquisition contemplated by the definitive acquisition agreement on April 28, 2000.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.                   Description
         -----------                   -----------
         99.1 Press Release of the Registrant issued on May 1, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADEPT TECHNOLOGY, INC.


Date:  May 1, 2000                          By: /s/ Michael W. Overby
                                                --------------------------------
                                                Michael W. Overby
                                                Chief Financial Officer